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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 1997
                                                           ------------

                            Structured Products Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       33-55860               13-3692801
----------------------------      ------------------------      -------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                          Identification
                                                                    Number)

        Seven World Trade Center
         Room 33-130, 33rd Floor
              New York, NY                                           10048
 ---------------------------------------                          ----------
 (Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 783-6645
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivorship.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         On June 4, 1997 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral and the proposed structure of $25,000,000 aggregate principal amount of TIERS Corporate Bond-Backed Certificates, Series NB Capital 1997-1 ZTF Class Certificates issued by TIERS Corporate Bond-Backed Certificates Trust NB Capital 1997-1. The series term sheet is attached hereto as
         Exhibit 99.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             Exhibit No.       Description
             -----------       -----------

             Exhibit 99 Series Term Sheet dated June 4, 1997, with respect to the proposed issuance of the TIERS Corporate Bond-Backed Certificates, Series NB Capital 1997-1 issued by TIERS Corporate Bond-Backed Certificates Trust NB

                               Capital 1997-1

                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED PRODUCTS CORP.

Date: June 4, 1997                     By: /s/ Nazareth A. Festekjian
                                          ---------------------------
                                           Nazareth A. Festekjian
                                           Vice President and Finance Officer

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                                  EXHIBIT INDEX

Exhibit                               Description                           Page
-------                               -----------                           ----

Exhibit 99   Series Term Sheet dated June 4, 1997, with respect to             5
             the proposed issuance of the TIERS Corporate Bond-Backed Certificates, Series NB Capital 1997-1 by TIERS Corporate Bond-Backed Certificates Trust NB Capital 1997-1

                                        4